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                                                                    Exhibit 23.1




                         Consent of Independent Auditors


We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-54164) of our report dated January 9, 2001, with respect to the consolidated financial statements of Vascular Solutions, Inc. included in the Annual Report (Form 10-K) for the year ended December 31, 2000.

                                       /s/ Ernst & Young LLP


Minneapolis, Minnesota
March 7, 2001